Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
October 25, 2022	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Third Quarter 2022 Results and Quarterly Cash Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended September 30, 2022. The Company reported net income of $13.35 million, or $0.81 per diluted common share, for the quarter ended September 30, 2022. Net income for the nine months ended September 30, 2022, was $34.08 million or $2.05 per diluted common share.

The Company also declared a quarterly cash dividend to common shareholders of twenty-nine cents ($0.29) per common share, an increase of two cents ($0.02), or 7.41%, over the quarterly dividend declared in the same quarter of 2021. The quarterly dividend is payable to common shareholders of record on November 4, 2022, and is expected to be paid on or about November 18, 2022. This marks the 37th consecutive year of regular dividends to common shareholders.

Third Quarter 2022 and Current Highlights

Income Statement

o

Net income of $13.35 million for the quarter was an increase of $743 thousand compared to $12.61 million recorded in the same quarter of 2021. The increase is primarily attributable to an increase in net interest income of $4.2 million and the branch sale gains of $1.66 million offset by an increase in the provision for credit losses of $2.08 million and an increase in salaries and employee benefits of $1.44 million compared to 2021.

o	On September 16, 2022, the Company completed the sale of First Community Bank’s Emporia, Virginia branch to Benchmark Community Bank. A gain of $1.66 million was realized from the sale.
o	When adjusted for non-core and non-recurring items, adjusted earnings have increased from $9.52 million in the first quarter and $11.14 million in the second quarter of 2022.
o	Net interest margin for the third quarter was 4.01%, which was a 45 basis point increase from 3.56% reported for third quarter of 2021. The yield on earning assets increased 42 basis points, primarily driven by increased earnings on securities and overnight funds.
o	The cost of interest-bearing deposits declined 6 basis points to 0.08%, primarily driven by a decrease in the cost of time deposits and focus on non-maturing deposits. Additionally, non-maturing deposit balances remained strong even after the Emporia branch sale.
o

Net interest income increased $4.2 million compared to the same quarter of 2021.  Interest income from securities of $1.79 million was an increase of $1.34 million over the third quarter of 2021.  Interest on fed funds also increased $1.31 million to $1.53 million for the third quarter as a result of the Federal Open Market Committee’s incremental 300 basis point rate increase in overnight rates throughout 2022 as compared to the overnight rates of 2021.  Interest and fees on loans increased $1.29 million from the same quarter of 2021 and is primarily attributable to loan demand and originations

o

The provision for credit losses of $685 thousand for the quarter was an increase of $2.08 million compared to the same quarter of 2021. The increase was attributable to a return to normalized provisions as compared with prior year recoveries of pandemic-related provisioning.

o

Despite the significant increase in credit loss provision over 2021, annualized return on average assets was 1.63% for the third quarter and 1.41% for the first nine months of 2022. Annualized return on average common equity was 12.60% for the third quarter and 10.73% for the first nine months of 2022.

o

Salaries and employee benefits for the third quarter increased $1.44 million, or 13.48%, over the same quarter in 2021. Salaries and employee benefits for the first nine months increased $3.52 million, or 11.10%, over the first nine months of 2021. During the first quarter of 2022, the Company implemented annualized wage increases of approximately $2.5 million as part of its ongoing strategic initiative to enhance Human Capital Management, which included an increased minimum wage.

Balance Sheet and Asset Quality

o

The Company’s loan portfolio increased by $197.16 million, an annualized growth rate of 12.17%, during the first nine months of 2022. Loan demand and originations were strong in all categories, including construction, commercial real estate, residential mortgage, and consumer loans.

o	Total deposits sold to Benchmark as part of the Emporia branch sale totaled $61.05 million.
o	During the third quarter, the Company repurchased 235,400 of its common shares for $7.38 million. The Company repurchased 650,907 common shares for $19.42 million during the first nine months of 2022.
o

Non-performing loans to total loans remained very low at 0.71% of total loans and continues the declining trend experienced over the past four quarters. The Company experienced net charge-offs for the third quarter of 2022 of $1.05 million, or 0.18% of annualized average loans, compared to net charge-offs of $586 thousand, or 0.11% of annualized average loans, for the same period in 2021. Net charge-offs for the nine-month period ended September 30, 2022, were $1.63 million, or 0.10% of annualized average loans, compared to net charge-offs of $1.79 million, or 0.11% of annualized average loans, for the same period in 2021.

o	The allowance for credit losses to total loans decreased slightly to 1.24% of total loans.
o	Book value per share at September 30, 2022, was $25.33, a slight decrease of $0.01 from year-end 2021.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 48 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of September 30, 2022. First Community Bank offers wealth management and investment advice and services through its Trust Division and through its wholly owned subsidiary, First Community Wealth Management, which collectively managed and administered $1.19 billion in combined assets as of September 30, 2022. The Company reported consolidated assets of $3.16 billion as of September 30, 2022. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands, except share and per share data)	2022	2022	2022	2021	2021	2022	2021
Interest income
Interest and fees on loans	$26,405	$25,651	$24,641	$25,236	$25,119	$76,697	$77,596
Interest on securities	1,785	1,551	750	362	445	4,086	1,375
Interest on deposits in banks	1,532	768	248	234	225	2,548	507
Total interest income	29,722	27,970	25,639	25,832	25,789	83,331	79,478
Interest expense
Interest on deposits	380	422	486	600	642	1,288	2,235
Interest on borrowings	-	1	-	-	1	1	1
Total interest expense	380	423	486	600	643	1,289	2,236
Net interest income	29,342	27,547	25,153	25,232	25,146	82,042	77,242
Provision for (recovery of) credit losses	685	510	1,961	(846)	(1,394)	3,156	(7,625)
Net interest income after provision	28,657	27,037	23,192	26,078	26,540	78,886	84,867
Noninterest income	9,950	8,854	9,194	9,215	8,720	27,998	25,086
Noninterest expense	21,145	21,255	19,986	21,701	18,836	62,386	57,017
Income before income taxes	17,462	14,636	12,400	13,592	16,424	44,498	52,936
Income tax expense	4,111	3,423	2,885	3,037	3,816	10,419	12,323
Net income	$13,351	$11,213	$9,515	$10,555	$12,608	$34,079	$40,613

Earnings per common share
Basic	$0.82	$0.67	$0.57	$0.62	$0.73	$2.05	$2.32
Diluted	0.81	0.67	0.56	0.62	0.73	2.05	2.32
Cash dividends per common share
Regular	0.29	0.27	0.27	0.27	0.27	0.83	0.77
Weighted average shares outstanding
Basic	16,378,022	16,662,817	16,817,284	16,974,005	17,221,244	16,617,766	17,457,477
Diluted	16,413,202	16,682,615	16,864,515	17,038,980	17,279,576	16,654,697	17,511,900
Performance ratios
Return on average assets	1.63%	1.38%	1.20%	1.32%	1.59%	1.41%	1.74%
Return on average common equity	12.60%	10.61%	8.98%	9.77%	11.65%	10.73%	12.70%
Return on average tangible common equity(1)	18.51%	15.56%	13.10%	14.28%	17.04%	15.71%	18.63%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands)	2022	2022	2022	2021	2021	2022	2021
Noninterest income
Wealth management	$932	$993	$972	$940	$974	$2,897	$2,913
Service charges on deposits	3,689	3,672	3,498	3,718	3,599	10,859	9,728
Other service charges and fees	2,988	3,297	3,017	3,091	3,143	9,302	9,331
Net FDIC indemnification asset amortization	-	-	-	-	-	-	(1,226)
Gain on divestiture	1,658	-	-	-	-	1,658	-
Other operating income	683	892	1,707	1,466	1,004	3,282	4,340
Total noninterest income	$9,950	$8,854	$9,194	$9,215	$8,720	$27,998	$25,086
Noninterest expense
Salaries and employee benefits	$12,081	$11,518	$11,671	$12,493	$10,646	$35,270	$31,746
Occupancy expense	1,188	1,165	1,269	1,368	1,155	3,622	3,545
Furniture and equipment expense	1,478	1,496	1,614	1,418	1,385	4,588	4,209
Service fees	1,635	2,563	1,503	1,946	1,530	5,701	4,378
Advertising and public relations	718	577	540	589	536	1,835	1,487
Professional fees	208	544	453	455	313	1,205	1,069
Amortization of intangibles	365	360	357	364	365	1,082	1,082
FDIC premiums and assessments	321	257	218	213	216	796	619
Divestiture expense	153	-	-	-	-	153	-
Other operating expense	2,998	2,775	2,361	2,855	2,690	8,134	8,882
Total noninterest expense	$21,145	$21,255	$19,986	$21,701	$18,836	$62,386	$57,017

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
(Amounts in thousands, except per share data)
Net income	$13,351	$11,213	$9,515	$10,555	$12,608	$34,079	$40,613
Non-GAAP adjustments:
Net (gain) loss on sale of securities	-	-	-	-	-	-	-
Divestiture expense	153	-	-	-	-	153	-
Gain on divestiture	(1,658)	-	-	-	-	(1,658)	-
Other items(1)	-	(92)	-	-	-	(92)	-
Total adjustments	(1,505)	(92)	-	-	-	(1,597)	-
Tax effect	(361)	(22)	-	-	-	(383)	-
Adjusted earnings, non-GAAP	$12,207	$11,143	$9,515	$10,555	$12,608	$32,865	$40,613

Adjusted diluted earnings per common share, non-GAAP	$0.74	$0.67	$0.56	$0.62	$0.73	$1.97	$2.32
Performance ratios, non-GAAP
Adjusted return on average assets	1.49%	1.37%	1.20%	1.32%	1.59%	1.36%	1.74%
Adjusted return on average common equity	11.52%	10.55%	8.98%	9.77%	11.65%	10.35%	12.70%
Adjusted return on average tangible common equity(2)	16.92%	15.46%	13.10%	14.28%	17.04%	15.16%	18.63%

(1)	Includes other non-recurring income and expense items
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended September 30,
	2022			2021
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,334,596	$26,474	4.50%	$2,149,647	$25,161	4.64%
Securities available for sale	301,360	1,833	2.41%	79,995	509	2.52%
Interest-bearing deposits	275,290	1,531	2.21%	586,787	224	0.15%
Total earning assets	2,911,246	29,838	4.07%	2,816,429	25,894	3.65%
Other assets	328,534			330,679
Total assets	$3,239,780			$3,147,108

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$689,376	$28	0.02%	$651,237	$27	0.02%
Savings deposits	887,454	67	0.03%	826,144	63	0.03%
Time deposits	317,294	285	0.36%	378,895	551	0.58%
Total interest-bearing deposits	1,894,124	380	0.08%	1,856,276	641	0.14%
Borrowings
Retail repurchase agreements	2,378	-	N/M	1,040	1	0.07%
Total borrowings	2,378	-	N/M	1,040	1	0.07%
Total interest-bearing liabilities	1,896,502	380	0.08%	1,857,316	642	0.14%
Noninterest-bearing demand deposits	881,429			824,112
Other liabilities	41,373			36,419
Total liabilities	2,819,304			2,717,847
Stockholders' equity	420,476			429,261
Total liabilities and stockholders' equity	$3,239,780			$3,147,108
Net interest income, FTE(1)		$29,458			$25,252
Net interest rate spread			3.99%			3.51%
Net interest margin, FTE(1)			4.01%			3.56%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $487 thousand and $1.01 million for the three months ended September 30, 2022 and 2021, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Nine Months Ended September 30,
	2022			2021
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,269,974	$76,886	4.53%	$2,149,556	$77,722	4.83%
Securities available for sale	241,640	4,230	2.34%	82,563	1,590	2.57%
Interest-bearing deposits	398,326	2,549	0.86%	555,435	508	0.12%
Total earning assets	2,909,940	83,665	3.84%	2,787,554	79,820	3.83%
Other assets	329,508			331,239
Total assets	$3,239,448			$3,118,793

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$689,226	$85	0.02%	$639,809	$99	0.02%
Savings deposits	888,062	200	0.03%	807,863	217	0.04%
Time deposits	331,808	1,003	0.40%	395,465	1,918	0.65%
Total interest-bearing deposits	1,909,096	1,288	0.09%	1,843,137	2,234	0.16%
Borrowings
Retail repurchase agreements	2,161	1	0.07%	1,179	1	0.07%
Total borrowings	2,161	1	0.07%	1,179	1	0.07%
Total interest-bearing liabilities	1,911,257	1,289	0.09%	1,844,316	2,235	0.16%
Noninterest-bearing demand deposits	864,119			809,128
Other liabilities	39,487			37,871
Total liabilities	2,814,863			2,691,315
Stockholders' equity	424,585			427,478
Total liabilities and stockholders' equity	$3,239,448			$3,118,793
Net interest income, FTE(1)		$82,376			$77,585
Net interest rate spread			3.75%			3.67%
Net interest margin, FTE(1)			3.78%			3.72%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $2.22 million and $3.45 million for the nine months ended September 30, 2022 and 2021, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands, except per share data)	2022	2022	2022	2021	2021
Assets
Cash and cash equivalents	$229,095	$398,242	$457,306	$677,439	$635,007
Debt securities available for sale	299,620	287,767	268,703	76,292	77,440
Loans held for investment, net of unearned income	2,362,733	2,299,798	2,244,296	2,165,569	2,152,103
Allowance for credit losses	(29,388)	(29,749)	(28,981)	(27,858)	(29,877)
Loans held for investment, net	2,333,345	2,270,049	2,215,315	2,137,711	2,122,226
Premises and equipment, net	47,891	49,752	50,912	52,284	52,842
Other real estate owned	559	579	848	1,015	1,240
Interest receivable	8,345	8,433	8,100	7,900	8,146
Goodwill	129,565	129,565	129,565	129,565	129,565
Other intangible assets	4,541	4,905	5,266	5,622	5,987
Other assets	107,838	109,085	108,112	106,691	107,258
Total assets	$3,160,799	$3,258,377	$3,244,127	$3,194,519	$3,139,711

Liabilities
Deposits
Noninterest-bearing	$878,423	$877,962	$860,652	$842,783	$820,147
Interest-bearing	1,831,798	1,920,577	1,922,292	1,886,608	1,853,699
Total deposits	2,710,221	2,798,539	2,782,944	2,729,391	2,673,846
Securities sold under agreements to repurchase	1,958	2,635	2,488	1,536	1,106
Interest, taxes, and other liabilities	36,362	39,157	34,539	35,817	37,395
Total liabilities	2,748,541	2,840,331	2,819,971	2,766,744	2,712,347

Stockholders' equity
Common stock	16,273	16,502	16,782	16,878	17,071
Additional paid-in capital	129,914	136,705	144,088	147,619	154,086
Retained earnings	285,096	276,499	269,798	264,824	258,860
Accumulated other comprehensive loss	(19,025)	(11,660)	(6,512)	(1,546)	(2,653)
Total stockholders' equity	412,258	418,046	424,156	427,775	427,364
Total liabilities and stockholders' equity	$3,160,799	$3,258,377	$3,244,127	$3,194,519	$3,139,711

Shares outstanding at period-end	16,273,177	16,502,144	16,781,975	16,878,220	17,071,052
Book value per common share	$25.33	$25.33	$25.27	$25.34	$25.03
Tangible book value per common share(1)	17.09	17.18	17.24	17.34	17.09

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands)	2022	2022	2022	2021	2021
Allowance for Credit Losses
Beginning balance	$29,749	$28,981	$27,858	$29,877	$31,857
Provision for (recovery of) credit losses charged to operations	685	510	1,961	(846)	(1,394)
Charge-offs	(2,158)	(1,469)	(1,302)	(1,887)	(1,255)
Recoveries	1,112	1,727	464	714	669
Net (charge-offs) recoveries	(1,046)	258	(838)	(1,173)	(586)
Ending balance	$29,388	$29,749	$28,981	$27,858	$29,877

Nonperforming Assets
Nonaccrual loans	$15,303	$17,826	$20,487	$20,768	$22,070
Accruing loans past due 90 days or more	131	131	-	87	5
Troubled debt restructurings ("TDRs")(1)	1,331	515	1,141	1,367	359
Total nonperforming loans	16,765	18,472	21,628	22,222	22,434
OREO	559	579	848	1,015	1,240
Total nonperforming assets	$17,324	$19,051	$22,476	$23,237	$23,674

Additional Information
Total accruing TDRs(2)	$7,028	$8,313	$8,782	$8,652	$8,185

Asset Quality Ratios
Nonperforming loans to total loans	0.71%	0.80%	0.96%	1.03%	1.04%
Nonperforming assets to total assets	0.55%	0.58%	0.69%	0.73%	0.75%
Allowance for credit losses to nonperforming loans	175.29%	161.05%	134.00%	125.36%	133.18%
Allowance for credit losses to total loans	1.24%	1.29%	1.29%	1.29%	1.39%
Annualized net charge-offs (recoveries) to average loans	0.18%	-0.05%	0.15%	0.22%	0.11%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing total TDRs